UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 23, 2015

Commission File Number: 1-14222

SUBURBAN PROPANE PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	22-3410353
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

240 Route 10 West

Whippany, New Jersey 07981

(973) 887-5300

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE

ITEM 8.01. OTHER EVENTS

On April 23, 2015, Suburban Propane Partners, L.P. (the “Partnership”) issued a press release (the “Press Release”) announcing its Fiscal 2015 Second Quarter Distribution Declaration. A copy of the Press Release has been furnished as Exhibit 99.1 to this Current Report.

In the Press Release, the Partnership also reminded its Unitholders that the Partnership’s 2015 Tri-Annual Meeting of its Unitholders will be held on Wednesday, May 13, 2015 and that all Unitholders as of the close of business on the record date of March 16, 2015 are eligible to vote at the Tri-Annual Meeting. At the Tri-Annual Meeting, Unitholders will be asked to elect the Partnership’s Supervisors for three-year terms, to ratify the appointment of the Partnership’s independent registered public accounting firm for its 2015 fiscal year, to approve an amendment to the Partnership’s 2009 Restricted Unit Plan and to have a Say-on-Pay.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

99.1	Press Release of Suburban Propane Partners, L.P. dated April 23, 2015, announcing the Fiscal 2015 Second Quarter Distribution Declaration.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 23, 2015	SUBURBAN PROPANE PARTNERS, L.P.

	By:	/s/ MICHAEL A. KUGLIN
	Name:	Michael A. Kuglin
	Title:	Chief Financial Officer & Chief Accounting Officer

EXHIBITS

Exhibit No.	Exhibit

99.1	Press Release of Suburban Propane Partners, L.P. dated April 23, 2015, announcing the 2015 Second Quarter Distribution Declaration.